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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 16, 1999

                       American Express Master Trust
                         (Issuer in respect of the
    5.375%  Class A Accounts Receivable Trust Certificates, Series 1993-1,
     7.60%  Class A Accounts Receivable Trust Certificates, Series 1994-2,
     7.85%  Class A Accounts Receivable Trust Certificates, Series 1994-3,
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
     5.90%  Class A Accounts Receivable Trust Certificates, Series 1998-1)
--------------------------------------------------------------------------------

             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
           Delaware                000-21424              13-3632012
-------------------------------    ----------           ---------------
(State or other jurisdiction       (Commission          (IRS Employer
   of incorporation)               File Numbers)      Identification No.)

200 Vesey Street, New York, New York                       10285
---------------------------------------                   --------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (212) 640-3975
                                                        --------------

                        American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

      Utah                       000-21424-01             11-2869526
------------------------------   -------------         ---------------
(State or other jurisdiction     (Commission            (IRS Employer
   of incorporation)             File Numbers)        Identification No.)

6985 Union Park Center, Midvale, Utah                      84047
----------------------------------------                  --------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (801) 565-5000
                                                        --------------
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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated August 6, 1999 for the Distribution Date occurring on August 16, 1999 and the preceding Due Period from June 28, 1999 through July 27, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on August 16, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and
1998-1 occurring on August 16, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                    Description
----------                     -----------

Exhibit 20.1     Payment Date Statements  relating  to interest  distributions
                 on   the  Class  A  Certificates,  Series  1996-1, 1996-2 and
                 1998-1, occurring on August 16, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on August 16, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated August 6, 1999 for the Distribution Date occurring on August 16, 199 and the preceding Due Period from June 28, 1999 through July 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




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                                 SIGNATURES
                                 -----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  August 16, 1999


                               AMERICAN EXPRESS MASTER TRUST


                               AMERICAN EXPRESS RECEIVABLES
                               FINANCING CORPORATION,
                               Transferor

                               By: /s/ Leslie R. Scharfstein
                                  --------------------------------------------
                                  Name:  Leslie R. Scharfstein
                                  Title: President



                               AMERICAN EXPRESS CENTURION
                               BANK,
                               Transferor

                               By:  /s/ Rhonda Halpern
                                  --------------------------------------------
                                  Name:  Rhonda Halpern
                                  Title: Chief Financial Officer and Treasurer


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                        EXHIBIT INDEX
                        -------------


Designation     Description                                          Page
-----------     -----------                                          -----

Exhibit 20.1    Payment Date Statements relating to interest            5
                distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on August 16, 1999.

Exhibit 20.2    Payment Date Statements relating  to interest          12
                distributions on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2
                and 1998-1 occurring on August 16, 1999.

Exhibit 99.1    Monthly Servicer's Certificate dated August 6,         25
                1999 for the Distribution Date occurring on August 16, 1999 and the preceding Due Period from June 28, 1999 through July 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.